                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 14, 2002
                                                          ---------------


                           CARAUSTAR INDUSTRIES, INC.
               --------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       North Carolina                    0-20646                 58-1388387
-----------------------------    -----------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                           3100 Joe Jerkins Boulevard
                           Austell, Georgia 30106-3227
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (770) 948-3101
 -------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
 -------------------------------------------------------------------------------
              (Former name or address, if changed from last report)
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Item 9.  Regulation FD Disclosure.

         Caraustar Industries, Inc. (the "Company") is furnishing herewith as Exhibits 99.1 and 99.2, the Certifications of Thomas V. Brown, its President and Chief Executive Officer, and H. Lee Thrash, III, its Vice President and Chief Financial Officer, with respect to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002, which have been submitted to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                                       2
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  August 14, 2002


                                      CARAUSTAR INDUSTRIES, INC.


                                      By:  /s/ H. Lee Thrash, III
                                           ------------------------------------
                                           H. Lee Thrash, III
                                           Vice President and
                                           Chief Financial Officer


                                       3
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                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Caraustar Industries, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as submitted for filing with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas V. Brown, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 14, 2002

                                      /s/ Thomas V. Brown
                                      ------------------------------------
                                      Thomas V. Brown
                                      President and Chief Executive Officer

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Caraustar Industries, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as submitted for filing with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Lee Thrash, III, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date August 14, 2002


                                             /s/ H. Lee Thrash, III
                                             -----------------------------------
                                             H. Lee Thrash, III
                                             Vice President and Chief Financial
                                             Officer